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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       FEBRUARY  7, 2000
                                                --------------------------------


                                AMAZON.COM, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                000-22513                91-164860
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 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)        Identification No.)

  1200 - 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON       98144
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code       (206) 266-1000
                                                  ------------------------------

                                       N/A
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         (Former name and former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

       On February 7, 2000, Amazon.com, Inc. ("Amazon.com") filed with the Securities and Exchange Commission a Preliminary Prospectus Supplement to the Prospectus dated June 11, 1999 in connection with the issuance of E600,000,000 in principal amount of Euro Denominated Convertible Subordinated Notes due 2010 (excluding proceeds, if any, from the over-allotment option). The Prospectus Supplement is filed as Exhibit 99.1 to this Current Report.

       In addition, this Current Report is also filed to report Amazon.com's computation of its ratio of earnings to fixed charges, which is filed as Exhibit
12.1 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

  12.1        Computation of Ratio of Earnings to Fixed Charges

  99.1 Preliminary Prospectus Supplement, as filed with the Securities and Exchange Commission on February 7, 2000


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       Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMAZON.COM, INC.

Dated:         February 7, 2000           By   /s/ L. MICHELLE WILSON
      ----------------------------           -----------------------------------
                                                 L. Michelle Wilson
                                                 Vice President, General Counsel
                                                 and Secretary

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